                                                                  EXHIBIT (5)(a)

[LOGO] AIG American                                     Single Premium Immediate
             General                                         Annuity Application

The United States Life Insurance Company in the City of New York (USL), New York, New York
A member company of American International Group, Inc.

In this application, "Company" refers to the insurance company whose name is shown above.
Instructions: Please type or print in black ink.

------------------------------------------------------------------------------------------------------------------------------------
1.  Annuitant       (If Owner and Annuitant are different, check here [_] and also complete Owner information, #4.)

    Sex: [_] Male  [_] Female                                                      Date of birth* (MM/DD/YYYY): ________________

    Name (FIRST, MI, LAST): Mr/Mrs/Ms __________________________________________________________________________________________

    Address (STREET): ________________________________________________  (CITY/ST/ZIP): _________________________________________

    Telephone number: (  )                                   SSN/TAX ID: _______________________________________________________
                      -------------------------------------

    If Owner/Annuitant/Payee is a person and neither a U.S. citizen nor a U.S. resident, explain residency and citizenship under
    "Special Requests", #9.

------------------------------------------------------------------------------------------------------------------------------------
1A. Joint Annuitant (Joint contracts only. Also complete #3 Joint Life below)

    Sex: [_] Male  [_] Female                                                      Date of birth* (MM/DD/YYYY): ________________

    Name (FIRST, MI, LAST): Mr/Mrs/Ms __________________________________________________________________________________________

    Address (STREET): ________________________________________________  (CITY/ST/ZIP): _________________________________________

    Telephone number: (  )                                   SSN/TAX ID: _______________________________________________________
                      -------------------------------------

    * Evidence of age is required for any Lifetime Income Payout Option and any Qualified or IRA annuity.

------------------------------------------------------------------------------------------------------------------------------------
2.  Premium Payment

    Premium Payment: $ _____________________________

    Type:    [_] (S)1035 Exchange/Trustee Transfer (complete "Company" transfer Form)  [_] Check Attached  [_] Wire Transfer

    Source:  [_] Nonqualified                                     [_] IRA              [_] Deferred Comp. (457 plans)

             [_] Qualified** (plan type/name) ______________________________________   [_] Other _______________________________

    ** Qualified: Funds from a retirement plan such as a Keogh/HR-10, 401(k), 403(b), 401(a) Defined Benefit, Money Purchase or
       Profit Sharing plan.

------------------------------------------------------------------------------------------------------------------------------------
3.  Income Payments                                                       PAYOUT OPTIONS:

    [_] SINGLE LIFE:                                                  [_] Lifetime Income Only (also complete #10)

    [_] JOINT LIFE: (Also complete Joint Annuitant                    [_] Lifetime Income with Certain Period of ___yrs and ____
        information, #1A)                                                 mos.

        [_] Payments will be ______% at the death of either           [_] Lifetime Income with Cash (lump sum) Refund

        [_] Payments will be ______% at the death of ____________     [_] Lifetime Income with Installment Refund

                                                                      [_] Certain Period of ______________ yrs and ___________mos.

    Payment Mode (frequency):  [_] Monthly              [_] Quarterly         [_] Other ________________________________________
                               [_] Semi-Annually        [_] Annually

    [_] Level Payments   OR   [_] Payments Increase   OR   [_] Payments Decrease (Explain in "Special Requests", #9)

    Income Start Date: Will be one modal period from the date premium is received unless stated here. (MM/DD/YYYY) _____________

USL0354-33 Rev0703

------------------------------------------------------------------------------------------------------------------------------------
4.   Owner                                  (Complete if Owner and Annuitant are different)

     [_] Individual     [_] Partnership     [_] Corporation      [_] Trust   [_] Plan Sponsor      [_] Other _____________________

     Name ______________________________________________________________________           Date of birth (MM/DD/YYYY): ___________

     Address (STREET): ___________________________________________________   (CITY/ST/ZIP):_______________________________________

     Telephone number: (   )                                     SSN/TAX ID: _____________________________________________________
                       ----------------------------------
------------------------------------------------------------------------------------------------------------------------------------
4A.  Joint Owner                            (Nonqualified only)

     [_] Spouse          [_] Other ______________________

     Name ______________________________________________________________________           Date of birth (MM/DD/YYYY): ___________

     Address (STREET): ___________________________________________________   (CITY/ST/ZIP):_______________________________________

     Telephone number: (   )                                     SSN/TAX ID: _____________________________________________________
                       ----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
5.   Payee                                  (Complete if Payee is not the Annuitant or if the address for payments is different from #1. If EFT complete #8)

     Name (FIRST, MI, LAST): Mr/Mrs/Ms: __________________________________________________________________________________________

     Mailing Address (STREET): ___________________________________________   (CITY/ST/ZIP):_______________________________________

     Telephone number: (   )                                     SSN/TAX ID: _____________________________________________________
                       ----------------------------------

     List additional payees under "Special Requests", #9, or on a separate sheet signed by the Owner and check this box. [_]

------------------------------------------------------------------------------------------------------------------------------------
6.   Beneficiary Information                (If more than one Beneficiary, proceeds will be divided equally unless otherwise indicated.)

     Name:_______________________________________________________  Address: ______________________________________________________

          ___________%   SSN/Tax ID: _____________________________________  Relationship to Owner: _______________________________

     Name:_______________________________________________________  Address: ______________________________________________________

          ___________%   SSN/Tax ID: _____________________________________  Relationship to Owner: _______________________________

     If more than 2 Beneficiaries, list on a separate sheet signed by the Owner and check this box. [_]

------------------------------------------------------------------------------------------------------------------------------------
7.   Tax Withholding

     Annuity payments may be subject to Federal and State income tax withholding. If you elect not to have withholding apply to your payments, or if you do not have enough Federal and State income tax withheld, you may be responsible for payment of estimated tax. You may incur tax penalties if your withholding and estimated tax payments are not sufficient. You may revoke your withholding election at any time by completing a new W4-P and returning it to the Company. If a W4-P is not included or withholding is not indicated below, Federal withholding will be for filing as a married person claiming three (3) withholding allowances until revoked by the Owner.

     Federal Tax Withholding:

       [_] Do Not withhold Federal Income Tax

       [_] Do withhold Federal Income Tax based on this information: Allowances _________ Marital Status ___________ or $ ________
     State Tax Withholding (if applicable):

       [_] Do Not withhold State Income Tax

       [_] Do withhold State Income Tax: $ __________________________________________ or _______________________________%

------------------------------------------------------------------------------------------------------------------------------------
8.   Electronic Funds Transfer

     [_] Checking (attach voided check)        [_] Savings (attach deposit slip)

     Name on Account: ___________________________________________      Account Number: ________________________________________

     Name of Institution ________________________________________      ABA Routing/Transit Number _____________________________

     I authorize the Company to initiate credit entries and, if necessary, debit entries
     and adjustments for any credit entries in error to the account indicated above.         (Owner's initials) _______________

------------------------------------------------------------------------------------------------------------------------------------
9.   Special Requests: ___________________________________________________________________________________________________________

USL0354-33 Rev0703                                                   Page 2 of 3

-----------------------------------------------------------------------------------------------------------------------------------
10. Lifetime Income Payout Option

    I understand that no further income payments will be made and this contract will
    terminate at the death of all Annuitants listed in #1 (and #1A, if applicable).               (Owner's initials) ______________

-----------------------------------------------------------------------------------------------------------------------------------
11. Owner(s) Signatures:

    I represent that:

    A. Required Minimum Distribution: I understand that annuities purchased with IRA or Qualified Plan funds are subject to the
       Minimum Distribution Rules. If I turn age 70 1/2 during this calendar year or if I am currently taking Required Minimum
       Distributions I further understand that the Required Minimum Distribution must be withdrawn before transferring the funds.

    B. Suitability: The surrender and withdrawal provisions have been explained to me. I understand that once selected the items in the Income Payment Section (#3) cannot be changed or terminated. I believe this to be a suitable purchase for my financial situation at this time. No bankruptcy proceedings are pending or contemplated.

    C. Rights of Succession: Unless indicated in "Special Requests", #9, of this Application the ownership succession will be as described in Section 2.06 of the Contract which states: Upon the death of the Owner, ownership rights will succeed as follows: (1) surviving Owner or Joint Owner, if any; (2) Annuitant(s), if any; (3) Beneficiary(ies), if any; (4) Estate or
       successors of the last Owner or Joint Owner to die.

    D. Replacement: Do you have any existing annuity or insurance contracts?                                         [_] Yes [_] No

       If yes, will the proposed contract replace any existing annuity or insurance contracts?                       [_] Yes [_] No
       (If yes, complete appropriate replacement documents.)

   --------------------------------------------------------------------------------------------------------------------------------
    Under penalties of perjury, I certify: (1) that the Social Security Number (SSN) or taxpayer identification number is correct as it appears on the application; and (2) that I am not subject to backup withholding under (S) 3406(a)(1)(C) of the Internal
    Revenue Code; and (3) I am a U.S. person (including a U.S. resident alien). The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. You must cross out item (2) if you are subject to backup withholding and cross out item (3) if you are not a U.S. person (including a U.S. resident alien).
   --------------------------------------------------------------------------------------------------------------------------------

    All statements made in this application are true to the best of my knowledge and belief. I agree to all terms and conditions as shown. I have read and understand the State Notices on page 4, if applicable. I further agree that this application will be part of the annuity contract.

    X________________________________________________________     X_______________________________________________  _______________
     Owner's Signature                                             Joint Owner's Signature (if applicable)          Date

    Signed at (CITY/STATE/ZIP) ____________________________________________________________________________________________________

-----------------------------------------------------------------------------------------------------------------------------------
12. For Agent/Broker Use Only:

    This annuity is suitable for the applicant's financial needs.                                                    [_] Yes [_] No

    Does the proposed Annuitant(s) have any existing annuity or insurance contracts?                                 [_] Yes [_] No

      If yes, will this proposed contract replace any existing annuity or insurance contracts?                       [_] Yes [_] No

      If yes, have you provided the Annuitant with all necessary replacement documents as required by state law?     [_] Yes [_] No

    I hereby certify all information contained in this application is true to the best of my knowledge and belief.

REQUIRED
-----------------------------------------------------------------------------------------------------------------------------------

  X___________________________     ____________________________________    _______________________________________________________
      Agent/Broker Signature         Agency Name                             State License Number

  _____________________________     ____________________________________    _______________________________________________________
      Print Agent/Broker Name        Agency Number                           Agent/Broker Address (STREET)

  _____________________________     ____________________________________    _______________________________________________________
      Date                           Agent/Broker Number                     (CITY/ST/ZIP)
                                    -----------------------------------------------------------------------------------------------
                                                                        O P T I O N A L
                                    -----------------------------------------------------------------------------------------------

  _____________________________      X___________________________________________________ ________________________________________
          Phone Number                          Additional Agent/Broker Signature               Additional Agent/Broker Number

----------------------------------------------------------------------------------------------------------------------------------
13. New Business Enclosures    (For Agent/Broker Use Only): Check all that apply.

    [_] Check (Payable to the "Company")                     [_] Proof of Age (copy of Birth Certificate, Driver's License,
                                                                   Passport, other official I.D.)

    [_] 1035 Exchange/Trustee Transfer forms                 [_] EFT: voided check or deposit slip

    [_] Replacement Notice (if applicable)                   [_] Annuity Quote

    [_] State Notice (in applicable states)                  [_] Other: ___________________________________________________________

    [_] Non-natural owner proof of authorization to sign (ex: Resolution, Trust Affidavit): _______________________________________

-----------------------------------------------------------------------------------------------------------------------------------

USL0354-33 Rev0703                                                   Page 3 of 3